UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On May 10, 2023, Syneos Health, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Star Parent, Inc., a Delaware corporation (“Parent”), and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. The board of directors of the Company (the “Company Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby (including the Merger) and directed that the Merger Agreement be submitted to the stockholders of the Company for their adoption.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and as a result of the Merger, each share of the Company’s Class A common stock issued and outstanding immediately prior to the Effective Time will be cancelled and extinguished and, except with respect to shares held by Parent or Merger Sub (or any of their respective subsidiaries), in the treasury of the Company or by a stockholder who properly exercises and perfects appraisal of his, her or its shares under Delaware law, automatically converted into and thereafter represent the right to receive $43.00 in cash (the “Merger Consideration”). In addition, immediately prior to the Effective Time and as a result of the Merger:

a)

Each option to purchase shares of the Company’s Class A common stock with a per share exercise price that is less than the Merger Consideration that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the Merger Consideration, net of the exercise price and (ii) the aggregate number of shares subject to the option. Each option to purchase shares of the Company’s Class A common stock with an exercise price that is equal to or greater than the Merger Consideration that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will be cancelled for no consideration.

b)

Each award of restricted stock units (“RSUs”) and performance stock units (“PSUs”) covering shares of the Company’s Class A common stock that is outstanding immediately prior to the Effective Time (other than certain specified RSU awards and PSU awards (the “Specified Awards”)) will be cancelled and converted into a contingent right to receive an amount in cash (a “Contingent Cash Award”) equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares subject to the award (with any performance-based goals deemed to be achieved at the “target” level of performance or based on the actual level of achievement of performance goals, in each case, as set forth in the applicable award agreement). Each Contingent Cash Award will vest and become payable pursuant to the same time-vesting schedule applicable to the underlying RSU award or PSU award, as applicable (including any accelerated vesting terms and conditions), subject to the holder’s continued employment with or service to Parent and its subsidiaries through the applicable vesting date.

c)

Each Specified Award that is outstanding immediately prior to the Effective Time, will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares subject to the award.

All amounts payable with respect to the Company equity awards will be subject to deduction for any required tax withholding.

The consummation of the Merger is subject to customary closing conditions, including, among others, the following mutual conditions to the obligations of the parties: (i) the adoption of the Merger Agreement by the holders of a majority of the Company’s outstanding Class A common stock; (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or having been terminated, (iii) the approval of the Merger by certain additional regulatory authorities; (iv) the Merger having not then been enjoined, prevented, restrained, made illegal or otherwise prohibited by any applicable law or any order, judgment, decree, injunction or ruling (whether preliminary or final) of any governmental authority; (v) the truth and accuracy of the other party’s representations and warranties in the Merger Agreement, subject in certain cases to a materiality or material adverse effect (each as described in the Merger Agreement) standard; and (vi) the compliance with or performance of, in all material respects, the other party’s covenants and obligations in the Merger Agreement required to be performed at or prior to the consummation of the Merger. In addition, the consummation of the Merger is subject to no “Company Material Adverse Effect” (as defined in the Merger Agreement) with respect to the Company and its subsidiaries, taken as a whole, having occurred since the execution of the Merger Agreement.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business, in all material respects, in the ordinary course of business during the interim period between the execution of the Merger Agreement and the consummation of the Merger; (ii) subject to certain exceptions, not to engage in specified types of transactions or take specified actions during the interim period unless agreed to in writing by Parent; (iii) to convene and hold a meeting of its stockholders for the purpose of the adoption of the Merger Agreement and the transactions contemplated thereby by the Company’s stockholders; and (iv) subject to certain exceptions, not to withdraw or modify in a manner adverse to Parent the recommendation of the Company Board in the Company’s proxy statement for the foregoing stockholders’ meeting that its stockholders vote for the adoption of the Merger Agreement.

The Company has agreed, in each case subject to the fulfillment of certain fiduciary obligations of the Company Board, (i) to cease any existing, and not to solicit, initiate or knowingly facilitate any additional discussions or negotiations with or encouragement of third parties regarding other proposals to acquire the Company or any alternative business combination transactions to the Merger, (ii) not to furnish non-public information to or participate or engage in negotiations with any third parties in connection with other proposals to acquire the Company or any alternative business combination transactions to the Merger, and (iii) to certain other restrictions on its ability to respond to such proposals. However, subject to the satisfaction of certain conditions, the Company and the Company Board, as applicable, are permitted to take certain actions which may, as more fully described in the Merger Agreement, include changing the recommendation of the Company Board following receipt of a “Superior Proposal” (as defined in the Merger Agreement) or after an “Intervening Event” (as defined in the Merger Agreement) if the Company Board has concluded in good faith after consultation with its financial and outside legal advisors that the failure to effect a change of recommendation could reasonably be expected to be inconsistent with the fiduciary duties owed by the Company Board to the stockholders of the Company under applicable law. The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company to terminate the Merger Agreement to accept a Superior Proposal after complying with certain requirements. In addition, either party may terminate the Merger Agreement if the Merger is not consummated on or before November 10, 2023. The Merger Agreement further provides that the Company may be required to pay Parent a termination fee of $115 million under certain specified circumstances. The Merger Agreement also provides that Parent may be required to pay the Company a termination fee of $275 million under certain specified circumstances. In addition, affiliates of Parent have agreed to guarantee the obligation of Parent to pay any termination fee that may become payable by Parent to the Company, as well as Parent’s obligation to reimburse the Company for certain cooperation costs to be incurred by the Company in connection with its cooperation with Parent’s efforts to obtain financing and Parent’s obligation to reimburse the Company for certain out-of-pocket expenses under certain specified circumstances.

Parent and Merger Sub have obtained financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses (the “Financing”). Goldman Sachs Bank USA, UBS Securities LLC, UBS AG, Stamford Branch, Royal Bank of Canada, RBC Capital Markets, Bank of Montreal, BMO Capital Markets Corp., HSBC Bank USA, National Association, HSBC Securities (USA) Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc., Jefferies Finance LLC, Macquarie Capital (USA) Inc., Macquarie Capital Funding LLC, Natixis, New York Branch, Truist Bank and Truist Securities (together with certain of their affiliates, the “Lenders”) have agreed to provide Parent with debt financing in an aggregate principal amount of up to $2,200 million in term loans, $1,500 million in bridge loans and a $500 million revolver, in each case on the terms set forth in a debt commitment letter. The obligations of the Lenders to provide debt financing under the debt commitment letter are subject to customary terms and conditions. The Merger Agreement provides that Parent and Merger Sub will use commercially reasonable efforts to do all things necessary or advisable to arrange or obtain the Financing as promptly as practicable following the date of the Merger Agreement and to consummate the Financing on or prior to the Closing Date. The Merger is not conditioned on Parent’s receipt of the Financing.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, Parent or Merger Sub or their respective affiliates.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, in accordance with and subject to the terms of the Merger Agreement. The assertions embodied in those representations and warranties were made for the principal purpose of establishing the circumstances in which the parties to the Merger Agreement may have the right not to consummate the transactions contemplated thereby (based on the closing conditions therein that relate to the accuracy of such representations and warranties), rather than establishing matters as facts, and the representations, warranties and covenants set forth in the Merger Agreement (i) may be subject to important qualifications and limitations agreed to by the Company, Parent and Merger Sub in connection with the negotiated terms thereof and (ii) are not intended to, and do not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Parent and Merger Sub rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent and Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants do not purport to be accurate as of the date of filing of this Form 8-K and may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company, Parent and Merger Sub and their respective subsidiaries, affiliates and businesses that the respective companies include in reports, statements and other filings they may make with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 10, 2023, by and among Star Parent, Inc., Star Merger Sub, Inc. and Syneos Health, Inc. (filed herewith)*

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

Additional Information and Where to Find It

This Current Report on Form 8-K and the information contained herein shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any proxy, vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration and approval. In connection with the proposed transaction, the Company intends to file a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of the Company. Before making any voting decision, the Company’s stockholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (including any amendments or supplements to these documents), if any, because they will contain important information about the proposed transaction and the parties to the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

The Company’s investors and stockholders may obtain a free copy of the proxy statement and documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at investor.syneoshealth.com or by directing a request by mail to 1030 Sync Street, Morrisville, NC 27560 or telephone to (919) 876-9300.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transactions contemplated by the proxy statement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022, filed with the SEC on May 1, 2023 (the “Form 10-K/A”), and in the proxy statement for the Company’s 2022 annual meeting of stockholders on Schedule 14A, filed with the SEC on April 12, 2022. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC, free copies of which may be obtained as described in the preceding paragraph. To the extent holdings of the Company’s securities by the Company’s directors and executive officers change from the amounts set forth in the Company’s Form 10-K/A or in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Any assumptions, views or opinions (including statements, projections, forecasts or other forward-looking statements) contained in this press release represent the assumptions, views or opinions of the Company, unless otherwise indicated, as of the date indicated and are subject to change without notice. All information not separately sourced is from internal company data and estimates. Any data relating to past performance contained herein is no indication as to future performance. The information in this press release is not intended to predict actual results, and no assurances are given with respect thereto.

The information contained in this press release has not been independently verified, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of the Company or any of its affiliates, advisers, affiliated persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this press release or its contents or otherwise arising in connection with this press release. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction which may not lawfully be disclaimed (including in relation to fraudulent misrepresentation).

Certain statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; any anticipated effects of the announcement, pendency or completion of the proposed transaction on the value of the Company’s Class A common stock, the ability of the parties to obtain any required regulatory approvals in connection with the proposed transaction and to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the expected timing of the closing of the proposed transaction; expenses related to the proposed transaction and any potential future costs; the Company’s future growth and financial results, business strategy, value provided to customers and patients, and competitive position; and any assumptions underlying any of the foregoing, are forward-looking statements. The Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond its control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including the failure to close the proposed transaction by November 10, 2023; (ii) the failure to obtain approval of the proposed transaction by the Company’s stockholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) any difficulties of Star Parent, Inc., an affiliated entity of Elliott Investment Management, Patient Square Capital and Veritas Capital, in financing the transaction as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (v) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; and (xii) the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as updated by the Company’s other SEC filings, including its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, once available, copies of which are available free of charge on the Company’s website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Investor Relations Contact

Ronnie Speight

Senior Vice President, Investor Relations

+1 919 745 2745

Investor.Relations@syneoshealth.com

Media Contact

Gary Gatyas

Executive Director, External Communications

+1 908 763 3428

gary.gatyas@syneoshealth.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: May 10, 2023	By:	/s/ Jonathan Olefson
		Name:	Jonathan Olefson
		Title:	General Counsel and Corporate Secretary